UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549

FORM 8-K

CURRENT REPORT
of the Securities Exchange Act of 1934
Pursuant to Section 13 or 15(d)

Date of Report (Date of earliest event reported): December 4, 2017

Eagle Bancorp Montana, Inc.
(Exact name of registrant as specified in its charter)

Delaware (State or other jurisdiction of incorporation)	1-34682 (Commission File Number)	27-1449820 (IRS Employer Identification No.)
1400 Prospect Ave. Helena, MT 59601 (Address of principal executive offices)(Zip Code)

Registrant’s telephone number, including area code: (406) 442-3080

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the reporting obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act

(17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

(17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.                                                                                                                                    ☐

Item 4.01     Changes in Registrant’s Certifying Accountant

On December 4, 2017, Davis Kinard & Co., P.C. (“Davis Kinard”) resigned as the independent registered public accounting firm of Eagle Bancorp Montana, Inc. (the “Company”). Davis Kinard recently entered into an agreement with Eide Bailly LLP (“Eide Bailly”), pursuant to which Eide Bailly acquired the operations of Davis Kinard, and certain of the professional staff and partners of Davis Kinard joined Eide Bailly either as employees or partners of Eide Bailly and will continue to practice as members of Eide Bailly. Concurrent with the resignation of Davis Kinard, the Company, through and with the approval of its Audit Committee, engaged Eide Bailly as its independent registered public accounting firm.

Prior to engaging Eide Bailly, the Company did not consult with Eide Bailly regarding the application of accounting principles to a specific completed or contemplated transaction or regarding the type of audit opinions that might be rendered by Eide Bailly on the Company’s financial statements, and Eide Bailly did not provide any written or oral advice that was an important factor considered by the Company in reaching a decision as to any such accounting, auditing or financial reporting issue.

The reports of Davis Kinard regarding the Company’s financial statements for the fiscal years ended December 31, 2016 and 2015 did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope or accounting principles. During the years ended December 31, 2016 and 2015, and during the period from December 31, 2016 through December 4, 2017, the date of resignation, there were no disagreements with Davis Kinard on any matter of accounting principles or practices, financial statement disclosure or auditing scope or procedures, which disagreements, if not resolved to the satisfaction of Davis Kinard, would have caused it to make reference to such disagreement in its reports.

The Company provided Davis Kinard with a copy of this Current Report on Form 8-K prior to its filing with the Securities and Exchange Commission and requested that Davis Kinard furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether it agrees with above statements and, if it does not agree, the respects in which it does not agree. A copy of the letter, dated December 8, 2017, is filed as Exhibit 99.1 (which is incorporated by reference herein) to this Current Report on Form 8-K.

Item 9.01     Financial Statements and Exhibits

(d) The following exhibit is filed as part of this report:

Exhibit No.                            Description

99.1                        Letter from Davis Kinard & Co, P.C.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EAGLE BANCORP MONTANA, INC.

Date: December 8, 2017	By:	/s/ Peter J. Johnson
Peter J. Johnson
President and Chief Executive Officer

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